Goodwill And Other Intangible Assets, Net	12 Months Ended
Dec. 31, 2011
Goodwill And Other Intangible Assets, Net [Abstract]
Goodwill And Other Intangible Assets, Net

Note 4. Goodwill and Other Intangible Assets, net:

Goodwill and other intangible assets, net, by segment were as follows:

	Goodwill		Other Intangible Assets, net
(in millions)	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010
Cigarettes	$—	$—	$250	$261
Smokeless products	5,023	5,023	8,841	8,843
Cigars	77	77	2,738	2,744
Wine	74	74	269	270

Total	$5,174	$5,174	$12,098	$12,118

Goodwill relates to the January 2009 acquisition of UST (see Note 3. UST Acquisition) and the December 2007 acquisition of Middleton.

Other intangible assets consisted of the following:

	December 31, 2011		December 31, 2010
(in millions)	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Indefinite-lived intangible assets	$11,701		$11,701
Definite-lived intangible assets	464	$67	464	$47

Total other intangible assets	$12,165	$67	$12,165	$47

Indefinite-lived intangible assets consist substantially of trademarks from the January 2009 acquisition of UST ($9.1 billion) and the December 2007 acquisition of Middleton ($2.6 billion). Definite-lived intangible assets, which consist primarily of customer relationships and certain cigarette trademarks, are amortized over periods up to 25 years. Pre-tax amortization expense for definite-lived intangible assets during each of the years ended December 31, 2011, 2010 and 2009, was $20 million. Annual amortization expense for each of the next five years is estimated to be approximately $20 million, assuming no additional transactions occur that require the amortization of intangible assets.

There were no changes in goodwill and the gross carrying amount of other intangible assets for the years ended December 31, 2011 and 2010.